UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 25, 2004

DWANGO NORTH AMERICA CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-69006	84-1407365
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 W Mercer St., Suite 501
Seattle, Washington	98119
(Address of Principal Executive Offices)	(Zip Code)

(206) 286-1440

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 3.02. Unregistered Sale of Equity Securities.

On August 27, 2004, Dwango North America Corp. (the “Company”) completed a private placement with WPG Select Technology Fund, L.P., WPG Select Technology Overseas, L.P., WPG Select Technology QP Fund, L.P., Weiss, Peck & Greer Software Fund, L.P., and WPG Institutional Software Fund (collectively, the “Funds”) of Series B Convertible Preferred Stock, par value $.001 per share (the “Preferred Stock”), and warrants (the “August 2004 Financing”). The placement was pursuant to a Subscription Agreement, dated August 26, 2004, between the Company and the Funds (the “Subscription Agreement”). The gross proceeds of this transaction were $3,000,000 and are intended to be used for working capital and general corporate purposes.

Pursuant to the August 2004 Financing, the Company issued 3,000 shares of Preferred Stock, convertible at any time or from time to time at the option of the holder into an aggregate of 3,157,894 shares of common stock, par value $.001 per share, of the Company, and warrants to purchase an aggregate of 3,157,894 shares of Common Stock at $.95 per share, which are immediately exercisable and expire in four years (the “August 2004 Warrants”).

Each holder of Preferred Stock, which has a stated value of $1,000 per share, is entitled to receive cumulative dividends at a rate of twelve percent (12%) per annum out of legally available funds. Dividends are paid when, and if, declared by the Board of Directors of the Company. The Company has the option of allowing the dividend payments to accrue and be paid at redemption. The dividend and liquidation rights of the Preferred Stock are senior to those of the Common Stock and pari passu to those of the Series A Convertible Preferred Stock. The Preferred Stock does not carry voting rights. The Preferred Stock is required to be redeemed at its stated value plus any accrued and unpaid dividends three years from the closing date, which date may be accelerated by the Funds in certain circumstances. In each case, redemption is subject to the limitations of state law. The issuance of these securities was exempt from registration pursuant to Rule 506 promulgated under Section 4(2) of the Securities Act of 1933. No general solicitation or advertising was made in connection with the offering, and the offering was made solely to a limited number of accredited investors with access to all material information regarding the Company.

In connection with the consummation of the August 2004 Financing, WPG Select Technology Fund, L.P. was granted the right, pursuant to a letter agreement (the “Letter Agreement”) between such fund and the Company dated August 26, 2004, a copy of which is filed as Exhibit 10.1 hereto and which is incorporated herein by reference, so long as the Funds hold an aggregate of at least 50% of the shares of Common Stock underlying the Preferred Stock, or issued upon conversion of the Preferred Stock, to nominate a director for election to the Board of Directors of the Company. The Company has the right to approve any such nominee, which approval may not be unreasonably withheld.

Both the Preferred Stock and the August 2004 Warrants contain anti-dilution protection in certain events. In addition, both instruments provide that the number of shares of Common Stock that may be acquired at any time by any Fund under either such instrument shall not exceed a number that, when added to the total number of shares of Common Stock deemed beneficially owned by such Fund, would result in beneficial ownership by such Fund of more than 9.9% of the shares of Common Stock for the purposes of Section 13(d) or Section 16 under the Securities Exchange Act of 1934.

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The sale of the Preferred Stock and August 2004 Warrants triggered anti-dilution provisions affecting (i) the conversion price of certain notes issued in the Company’s private placements completed in September 2003, January 2004, and March 2004, (ii) the conversion price of its Series A Convertible Preferred Stock, and (iii) the exercise price of and number of shares issuable under various outstanding warrants.

For more detailed information, reference is made to the Certificate of Designations of the Preferred Stock, the Subscription Agreement and the form of August 2004 Warrant for all the terms and provisions thereof, which are filed as Exhibits 3.1, 4.1 and 4.2, respectively, and incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

On August 26, 2004, with the consent of the holder of all the issued and outstanding shares of Series A Convertible Preferred Stock of the Company, the Company amended the Certificate of Designations of Series A Convertible Preferred Stock to remove subsection (i) from the definition of “Optional Redemption Event” contained in such Certificate of Designations. Such provision would have provided holders of Series A Convertible Preferred Stock with the right to require the Company to redeem shares of Series A Convertible Preferred Stock upon the consummation of a financing or financings aggregating $3,000,000. For more detailed information, reference is made to Amendment No. 1 to the Certificate of Designations of Series A Convertible Preferred Stock which is filed as Exhibit 3.2 hereto and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the August 2004 Financing referred to in Item 3.02 above, the Company filed a Certificate of Designations of Series B Convertible Preferred Stock on August 25, 2004, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

In connection with the Amendment to the Series A Convertible Preferred Stock referred to in Item 3.03 above, the Company filed Amendment No. 1 to the Certificate of Designations of Series A Convertible Preferred Stock on August 26, 2004, a copy of which is filed as Exhibit 3.2 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description
3.1	Amendment No. 1 to Certificate of Designations of Series A Convertible Preferred Stock.

3.2	Certificate of Designations of Series B Convertible Preferred Stock.

4.1	Subscription Agreement.

4.2	Form of August 2004 Warrant.

10.1	Letter Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 30, 2004

DWANGO NORTH AMERICA CORP.

By:	/s/ RICK J. HENNESSEY
Rick J. Hennessey
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment No. 1 to Certificate of Designations of Series A Convertible Preferred Stock.

3.2	Certificate of Designations of Series B Convertible Preferred Stock

4.1	Subscription Agreement.

4.2	Form of August 2004 Warrant.

10.1	Letter Agreement.

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